SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report: June 6, 2013

CORINTHIAN COLLEGES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25283	33-0717312
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
Incorporation or organization)		Identification No.)

6 Hutton Centre Drive, Suite 400, Santa Ana, California	92707
(Address of principal executive offices)	(Zip Code)

(714) 427-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 6, 2013, Corinthian Colleges, Inc. (the “Company”) received a subpoena from the Securities and Exchange Commission (“SEC”).  In a letter accompanying the subpoena, the SEC stated that it is conducting an investigation of the Company.  The SEC’s subpoena requests the production of documents and communications that, among other things, relate to student information in the areas of recruitment, attendance, completion, placement, defaults on federal loans and on alternative loans, as well as compliance with U.S. Department of Education financial requirements, standards and ratios (including the effect of certain borrowings under the Company’s credit facility on the Company’s composite score, and 90/10 compliance), and other corporate, operational, financial and accounting matters.  The Company intends to cooperate with the SEC in its investigation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORINTHIAN COLLEGES, INC.

June 10, 2013	/s/ Robert C. Owen
Robert C. Owen
Executive Vice President and
Chief Financial Officer